ABSC 2004-HE8

Credit Suisse First Boston

6,343 records

Balance: 1,073,667,752

1. LIEN

LIEN	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
1	5,884	1,053,693,510.37	179,077.75	98.14	2	7.121	353	620	80.08
2	459	19,974,241.91	43,516.87	1.86	2	11.107	290	626	99.91
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

LIEN	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
1	83.69	40.62	52.18	93.49	83.60	63.24	0.00	15.42
2	99.91	42.39	65.09	100.00	87.83	16.46	100.00	0.00
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

2. Interest Only Loans

Interest Only Loans	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
N	5,725	911,146,582.13	159,152.24	84.86	1	7.325	352	612	79.96
Y	618	162,521,170.15	262,979.24	15.14	2	6.466	352	666	83.24
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Interest Only Loans	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
N	82.45	40.48	54.29	92.72	83.35	66.91	2.19	0.00
Y	92.63	41.62	41.93	98.55	85.51	36.93	0.00	100.00
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

3. APR

APR	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
0.001 - 9.500	5,731	1,036,947,165.20	180,936.51	96.58	2	7.074	353	621	80.14
9.501 - 10.000	96	11,000,969.55	114,593.43	1.02	1	9.726	352	548	77.70
10.001 - 10.500	28	3,216,995.66	114,892.70	0.30	1	10.231	348	552	76.92
10.501 - 11.000	255	12,491,667.10	48,986.93	1.16	2	10.812	304	619	95.72
11.001 - 12.000	221	9,599,472.31	43,436.53	0.89	2	11.396	290	610	98.01
12.001 - 13.000	12	411,482.46	34,290.21	0.04	2	12.216	253	583	93.13
Total:	6,343	1,073,667,752.28	169,268.13	10.000	2	7.195	352	620	80.45

APR	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
0.001 - 9.500	83.79	40.64	52.53	93.51	83.54	63.09	0.00	15.67
9.501 - 10.000	78.95	39.95	31.20	92.27	90.80	75.12	0.00	0.00
10.001 - 10.500	77.54	38.32	27.20	97.02	82.18	58.55	0.00	0.00
10.501 - 11.000	95.72	41.86	50.59	97.76	84.28	23.84	84.96	0.00
11.001 - 12.000	98.15	42.91	73.38	98.47	90.02	23.64	93.75	0.00
12.001 - 13.000	93.13	40.87	100.00	100.00	88.58	19.30	87.85	0.00
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

4. FICO Ranges

FICO Ranges	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
0	5	568,900.00	113,780.00	0.05	2	9.106	289	500	71.48
501 - 525	218	28,695,971.13	131,632.90	2.67	1	8.509	352	520	73.97
526 - 550	702	103,346,092.11	147,216.66	9.63	1	8.032	356	538	75.57
551 - 575	836	128,964,226.34	154,263.43	12.01	1	7.481	355	562	77.38
576 - 600	1,005	147,589,491.09	146,855.22	13.75	1	7.341	352	588	79.54
601 - 625	1,017	163,741,504.19	161,004.43	15.25	2	7.124	349	613	81.43
626 - 650	1,044	190,469,366.16	182,441.92	17.74	2	7.013	352	638	83.17
651 >=	1,516	310,292,201.26	204,678.23	28.90	2	6.752	350	689	82.22
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

FICO Ranges	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
0	71.48	39.68	53.95	79.15	100.00	100.00	0.00	0.00
501 - 525	74.57	42.00	69.61	96.49	94.86	86.19	0.00	0.00
526 - 550	76.25	41.03	68.17	97.02	89.09	82.28	0.00	0.00
551 - 575	78.02	40.45	66.04	97.10	88.31	81.73	0.00	0.32
576 - 600	81.20	40.01	66.14	96.81	90.49	72.38	3.13	4.63
601 - 625	84.23	40.60	62.78	95.68	84.51	67.23	3.94	10.42
626 - 650	87.50	40.53	43.22	92.44	83.13	55.64	2.65	20.55
651 >=	89.00	40.92	33.57	88.87	75.55	42.23	1.25	31.93
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

5. Remaining Principal Balance

Remaining Principal Balance	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
1 - 50,000	387	13,318,101.22	34,413.70	1.24	2	10.393	256	616	92.47
50,001 - 75,000	772	48,263,881.54	62,517.98	4.50	2	8.273	333	594	79.98
75,001 - 400,000	4,900	873,027,468.86	178,168.87	81.31	2	7.168	354	618	80.13
400,001 - 500,000	210	95,043,443.88	452,587.83	8.85	2	6.805	355	636	82.62
500,001 - 600,000	50	27,634,834.65	552,696.69	2.57	2	6.471	352	649	79.99
600,001 >=	24	16,380,022.13	682,500.92	1.53	2	6.321	353	667	77.71
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Remaining Principal Balance	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
1 - 50,000	92.53	39.71	71.57	96.02	89.19	36.43	76.19	0.00
50,001 - 75,000	81.34	37.61	71.60	89.59	91.81	63.85	9.37	0.14
75,001 - 400,000	83.99	40.75	52.81	93.73	83.66	63.12	0.61	14.14
400,001 - 500,000	85.46	41.44	39.77	91.79	77.05	60.86	0.00	23.80
500,001 - 600,000	82.63	39.49	34.03	98.09	88.14	61.80	0.00	38.29
600,001 >=	79.10	43.02	63.65	100.00	87.56	49.07	0.00	35.29
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

6. Loan to Value Ratio - No MI

Loan to Value Ratio - No MI	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
<= 80.00	3,498	603,922,283.91	172,647.88	56.25	2	6.991	351	617	73.22
80.01 - 85.00	791	146,359,750.20	185,031.29	13.63	1	7.238	354	601	84.52
85.01 - 90.00	1,071	204,517,343.96	190,959.24	19.05	2	7.257	356	628	89.64
90.01 - 95.00	415	81,745,844.77	196,977.94	7.61	2	7.350	357	645	94.76
95.01 - 100.00	568	37,122,529.44	65,356.57	3.46	2	9.662	320	645	99.94
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Loan to Value Ratio - No MI	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
<= 80.00	79.24	40.49	51.21	94.80	82.89	63.11	0.00	15.65
80.01 - 85.00	85.36	40.61	54.37	93.60	86.89	74.44	0.00	10.76
85.01 - 90.00	89.86	40.49	52.21	86.61	81.86	60.19	0.00	16.44
90.01 - 95.00	94.77	41.59	53.37	99.39	86.48	57.97	0.23	22.79
95.01 - 100.00	99.94	42.44	63.34	100.00	87.69	24.45	53.29	0.00
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

7. Documentation

Documentation	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
Full	3,727	562,799,600.72	151,006.06	52.42	2	7.148	351	606	80.55
Limited	236	48,196,397.37	204,222.02	4.49	1	7.092	353	613	82.00
Stated	2,380	462,671,754.19	194,399.90	43.09	2	7.263	352	638	80.17
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Documentation	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Full	83.36	40.96	100.00	94.13	85.84	69.93	2.31	12.11
Limited	84.85	36.53	0.00	93.19	89.14	63.85	1.02	16.95
Stated	84.67	40.72	0.00	93.01	80.48	53.02	1.40	18.63
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

8. Occupancy Type

Occupancy Type	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
Investment Property	380	60,385,737.00	158,909.83	5.62	1	7.523	353	654	80.85
Primary Residence	5,915	1,005,022,589.81	169,910.84	93.61	2	7.173	352	618	80.43
Second Home	48	8,259,425.47	172,071.36	0.77	2	7.443	352	639	80.78
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Occupancy Type	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Investment Property	80.93	36.92	48.33	0.00	56.07	56.62	0.00	0.00
Primary Residence	84.20	40.87	52.71	100.00	85.43	62.91	1.99	15.94
Second Home	80.96	41.71	46.65	0.00	73.09	39.11	0.00	28.44
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

9. Loan Purpose

Loan Purpose	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
Refinance - Cashout	3,872	669,660,465.87	172,949.50	62.37	2	7.167	351	605	78.23
Purchase	2,130	354,120,146.92	166,253.59	32.98	2	7.248	354	648	84.60
Refinance - Rate/Term	341	49,887,139.49	146,296.60	4.65	2	7.194	347	621	80.78
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Loan Purpose	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of Ios
Refinance - Cashout	78.89	40.50	58.77	94.41	84.75	100.00	0.49	8.96
Purchase	93.55	41.07	39.23	91.69	80.91	0.00	4.68	27.18
Refinance - Rate/Term	84.71	39.87	60.76	96.44	88.95	0.00	0.26	12.54
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

10. Property Type

Property Type	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
Single Family	4,824	782,851,973.60	162,282.75	72.91	2	7.222	352	615	80.40
2-4 Unit	470	109,357,297.74	232,675.10	10.19	1	7.092	356	643	79.65
PUD - Detached	506	94,284,889.46	186,333.77	8.78	2	7.185	350	622	81.49
Condo	409	65,663,640.59	160,546.80	6.12	2	7.087	350	636	80.48
PUD - Attached	132	21,313,812.77	161,468.28	1.99	2	7.127	353	621	81.63
Modular Home	2	196,138.12	98,069.06	0.02	2	7.938	358	623	90.00
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Property Type	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Single Family	83.81	40.38	54.46	95.78	100.00	64.20	1.82	14.74
2-4 Unit	82.47	41.42	42.17	78.69	0.00	60.98	0.62	6.75
PUD - Detached	85.63	40.84	46.87	93.71	100.00	53.05	2.96	18.12
Condo	85.84	41.66	50.84	91.70	0.00	53.77	2.67	24.63
PUD - Attached	85.79	42.98	58.95	95.66	100.00	70.19	2.30	30.63
Modular Home	90.00	39.68	100.00	100.00	0.00	61.95	0.00	0.00
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

11. Rate Type

Rate Type	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
Arm	4,202	790,785,258.06	188,192.59	73.65	1	7.143	357	617	81.69
Fixed Rate	2,141	282,882,494.22	132,126.34	26.35	2	7.340	336	628	76.99
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Rate Type	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Arm	85.91	40.83	49.79	94.01	84.17	58.67	0.00	20.55
Fixed Rate	78.63	40.17	59.76	92.48	82.32	72.72	7.06	0.00
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

12. STATE

STATE	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
Alabama	37	3,131,655.26	84,639.33	0.29	1	8.191	345	609	86.04
Alaska	7	818,378.91	116,911.27	0.08	1	7.775	354	608	77.30
Arizona	129	16,880,387.06	130,855.71	1.57	2	7.436	352	626	84.59
Arkansas	24	2,218,989.98	92,457.92	0.21	1	8.058	348	581	84.40
California	1,647	396,604,743.68	240,804.34	36.94	2	6.808	353	631	78.83
Colorado	90	12,792,165.66	142,135.17	1.19	2	7.069	354	637	83.88
Connecticut	86	12,697,869.36	147,649.64	1.18	1	7.259	348	607	79.33
Delaware	7	835,997.23	119,428.18	0.08	2	6.961	354	633	77.28
Florida	599	76,199,686.79	127,211.50	7.10	1	7.500	349	609	80.54
Georgia	101	11,928,441.76	118,103.38	1.11	1	7.979	351	590	83.28
Hawaii	65	15,544,405.02	239,144.69	1.45	1	6.822	353	652	78.41
Idaho	55	4,649,865.38	84,543.01	0.43	2	7.583	350	621	85.59
Illinois	209	34,275,773.69	163,998.92	3.19	1	7.528	354	616	82.54
Indiana	98	8,662,795.54	88,395.87	0.81	1	7.519	349	610	85.78
Iowa	25	2,042,579.37	81,703.17	0.19	2	8.325	354	598	85.99
Kansas	17	1,964,192.19	115,540.72	0.18	2	7.743	353	581	85.24
Kentucky	40	3,912,188.32	97,804.71	0.36	2	7.602	353	609	85.57
Louisiana	38	3,593,633.12	94,569.29	0.33	1	7.626	330	576	80.47
Maine	41	5,982,904.89	145,924.51	0.56	1	7.554	356	608	79.36
Maryland	131	24,829,714.84	189,539.81	2.31	1	7.266	354	608	80.74
Massachusetts	156	39,055,244.48	250,354.13	3.64	1	7.002	356	639	79.96
Michigan	239	29,002,791.70	121,350.59	2.70	2	7.726	355	604	82.85
Minnesota	82	13,477,375.11	164,358.23	1.26	2	7.393	355	611	82.66
Mississippi	26	3,360,289.99	129,241.92	0.31	1	7.670	352	586	85.48
Missouri	67	6,719,515.88	100,291.28	0.63	1	7.755	357	591	84.44
Montana	22	2,373,733.55	107,896.98	0.22	1	7.510	343	627	78.69
Nebraska	14	1,124,969.41	80,354.96	0.10	1	7.280	350	610	86.30
Nevada	131	24,453,434.92	186,667.44	2.28	2	7.232	355	621	81.48
New Hampshire	27	4,707,349.88	174,346.29	0.44	1	7.465	349	616	82.96
New Jersey	270	60,267,183.74	223,211.79	5.61	1	7.235	355	618	80.50
New Mexico	66	7,062,666.02	107,010.09	0.66	2	7.934	345	605	83.81
New York	284	63,967,439.55	225,237.46	5.96	1	7.157	353	628	78.20
North Carolina	52	5,283,966.68	101,614.74	0.49	2	7.952	334	611	86.46
North Dakota	9	878,900.00	97,655.56	0.08	2	7.320	358	633	82.02
Ohio	162	16,797,651.41	103,689.21	1.56	2	7.706	354	600	86.21
Oklahoma	48	4,234,622.58	88,221.30	0.39	2	7.843	344	595	84.10
Oregon	85	13,028,440.93	153,275.78	1.21	2	7.382	355	632	83.80
Pennsylvania	153	16,212,334.16	105,962.97	1.51	1	7.600	346	596	81.41
Rhode Island	30	5,030,427.78	167,680.93	0.47	1	7.616	351	630	79.86
South Carolina	52	5,832,078.90	112,155.36	0.54	1	7.896	355	600	83.58
South Dakota	6	689,620.00	114,936.67	0.06	1	7.303	359	591	82.01
Tennessee	58	6,137,993.72	105,827.48	0.57	1	7.417	353	604	82.86
Texas	441	42,493,981.89	96,358.24	3.96	2	7.801	330	595	80.18
Utah	21	2,230,637.58	106,220.84	0.21	2	7.120	349	640	86.21
Washington	165	23,164,304.47	140,389.72	2.16	2	7.252	352	619	81.19
Virginia	132	24,588,421.37	186,275.92	2.29	1	7.319	353	610	81.57
West Virginia	6	509,600.00	84,933.33	0.05	1	8.178	359	564	81.79
Wisconsin	62	6,308,578.28	101,751.26	0.59	2	7.828	350	605	84.94
Washington DC	31	5,107,830.25	164,768.72	0.48	1	7.413	356	586	75.65
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

STATE	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Alabama	89.35	40.97	59.80	98.34	100.00	47.42	3.20	0.00
Alaska	85.82	40.81	55.90	100.00	53.31	35.88	4.32	0.00
Arizona	89.69	38.26	45.12	84.91	96.82	47.85	5.04	18.62
Arkansas	85.64	36.83	79.45	91.71	100.00	67.18	1.34	0.00
California	82.88	41.34	47.82	94.63	83.66	62.78	1.70	27.05
Colorado	90.92	40.81	51.32	91.37	96.75	52.02	5.56	27.06
Connecticut	81.85	38.12	59.08	91.68	71.44	61.20	2.79	4.90
Delaware	79.77	39.87	31.46	100.00	100.00	84.57	2.99	31.22
Florida	82.90	40.27	46.54	91.50	86.63	65.83	1.87	4.80
Georgia	85.40	40.81	65.38	97.34	99.38	58.78	5.22	2.14
Hawaii	83.38	39.69	44.14	82.85	62.58	47.13	1.78	9.06
Idaho	94.20	39.21	64.77	98.54	94.45	29.75	6.50	10.78
Illinois	86.23	41.02	57.89	94.70	73.07	56.20	3.21	2.54
Indiana	87.41	38.57	76.61	87.16	97.99	68.26	2.02	1.17
Iowa	90.30	40.15	78.94	92.93	81.70	50.22	3.97	0.00
Kansas	85.24	37.15	92.55	100.00	100.00	82.98	0.00	0.00
Kentucky	88.26	38.07	66.28	93.51	100.00	70.01	2.25	0.00
Louisiana	82.04	39.32	69.02	95.08	97.37	82.77	1.85	0.00
Maine	81.83	41.79	52.51	83.43	80.00	74.87	0.96	0.00
Maryland	83.11	41.77	60.00	99.32	93.12	81.90	1.47	10.02
Massachusetts	85.25	40.91	42.50	91.11	55.36	52.70	0.90	14.34
Michigan	86.59	40.35	55.01	95.96	95.31	73.65	1.36	14.86
Minnesota	88.47	40.55	60.43	95.96	90.76	60.16	0.31	30.55
Mississippi	87.23	40.88	77.14	97.05	100.00	69.64	0.00	0.00
Missouri	86.58	38.62	65.48	97.22	98.75	74.45	0.54	3.85
Montana	85.17	41.60	45.18	100.00	95.79	34.74	2.45	12.75
Nebraska	95.30	36.16	90.96	100.00	100.00	42.10	6.81	0.00
Nevada	84.41	40.87	55.63	86.26	95.89	59.06	2.19	21.15
New Hampshire	85.37	41.91	49.09	95.03	83.65	86.56	1.75	0.00
New Jersey	82.22	41.98	47.96	95.74	64.40	63.89	0.61	4.85
New Mexico	88.54	38.24	65.66	97.02	98.74	56.92	3.93	0.00
New York	79.70	40.49	51.11	89.21	65.53	68.11	0.68	1.35
North Carolina	89.64	41.82	70.33	95.20	95.92	68.40	2.86	0.00
North Dakota	91.19	36.25	42.78	88.71	100.00	56.34	0.00	33.54
Ohio	87.18	37.95	62.58	94.77	96.16	64.52	0.00	5.49
Oklahoma	87.63	38.67	78.80	94.02	97.19	66.15	4.28	3.21
Oregon	91.69	41.77	49.48	93.84	92.72	37.66	4.14	19.62
Pennsylvania	83.55	37.92	68.11	97.26	95.87	70.67	1.91	1.48
Rhode Island	81.30	40.24	51.61	80.02	53.75	60.17	4.93	0.00
South Carolina	84.86	35.22	64.76	90.45	97.80	56.32	0.38	0.00
South Dakota	88.53	33.88	100.00	100.00	100.00	16.82	0.00	0.00
Tennessee	87.32	40.87	71.56	97.61	98.06	56.91	0.00	1.66
Texas	83.17	38.73	58.89	94.92	97.89	52.03	0.10	0.42
Utah	93.19	37.56	59.81	100.00	100.00	67.07	7.98	24.16
Washington	88.26	40.93	54.39	96.38	93.13	56.02	6.58	22.25
Virginia	85.30	41.86	57.91	97.10	94.31	70.42	1.60	17.69
West Virginia	81.79	38.06	49.14	100.00	100.00	66.68	0.00	0.00
Wisconsin	86.46	38.52	74.93	94.91	83.99	68.51	3.62	0.00
Washington DC	76.12	38.66	77.46	80.34	86.60	79.07	2.05	9.05
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

13. Credit Grade

Credit Grade	#Of Loans	Balance	Avg balan	% of the pool	Seasoning	WAC	WA RTERM	FICO	OLTV
AA	4,397	757,962,490.82	172,381.74	70.60	2	7.105	352	633	82.26
A-	570	87,739,743.80	153,929.38	8.17	1	7.516	354	580	76.17
A+	679	115,384,852.63	169,933.51	10.75	2	7.280	353	596	79.04
B	380	57,220,470.75	150,580.19	5.33	1	7.735	352	574	74.29
C	257	38,095,556.89	148,231.74	3.55	1	7.920	355	571	68.94
C-	15	2,333,683.48	155,578.90	0.22	2	9.601	358	558	63.41
FICO	45	14,930,953.91	331,798.98	1.39	1	4.914	299	712	80.69
Total:	6,343	1,073,667,752.28	169,268.13	100.00	2	7.195	352	620	80.45

Credit Grade	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of Ios
AA	86.89	40.80	46.80	92.93	81.48	53.79	2.54	17.79
A-	76.74	40.00	66.00	94.36	87.45	79.88	0.00	5.20
A+	80.19	41.04	61.37	95.04	88.43	85.32	0.60	6.62
B	74.58	39.36	75.00	95.52	90.30	89.30	0.00	0.90
C	69.01	39.27	73.99	97.54	92.71	88.11	0.00	0.00
C-	63.41	42.58	90.70	100.00	89.29	90.18	0.00	0.00
FICO	86.52	42.26	41.09	93.91	87.52	44.77	0.00	100.00
Total:	83.99	40.66	52.42	93.61	83.68	62.37	1.86	15.14

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

9/29/2004 12:20

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